UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-200629

EMERALD DATA INC.
(Exact name of Registrant as specified in its charter)

Nevada	35-2513795
(State of incorporation)	(IRS Employer Identification No.)

AIA Tower, Level 20 251A-301 Avenida Comercial De Macau Macau Address of Principle Executive Office 853 8249 2333 Registrant’s telephone number, including area code

Date of Report (Date of earliest event reported): September 29th, 2017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Emerald Data Inc. (the “Company”) has replaced AJSH & Co LLP (“AJSH”), (the “Former Accounting Firm”) as its independent registered public accounting firm, effective as of September 29th, 2017, and has engaged Malone Bailey LLP of 9801 Westheimer Rd, #1100, Houston, Texas 77042 (the “New Accounting Firm”) as its new independent registered public accounting firm. The Board made the decision to engage the New Accounting Firm acting under authority delegated to it and the Board of Directors approved the same on September 29th, 2017. As described in Item 4.01(a) below, the change in independent registered public accounting firm is not the result of any disagreement with the Former Accounting Firm. AJSH issued an auditor's report on the Registrant's financial statements for the fiscal year ending August 31st, 2016 and did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained explanatory paragraphs in respect to uncertainty as to the Registrant's ability to continue as a going concern

During the year ending August 31, 2016, to date, there were no disagreements with AJSH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused AJSH to make reference to the subject matter of the disagreements in connection with the Registrant's audited financial statement for the year ending August 31, 2016, and there were no reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Registrant provided AJSH with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. AJSH provided a letter, dated October 3rd, 2017, stating its agreement with such statements as related to AJSH, which is attached as Exhibit 16.1 to this Form 8-K.

The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during any subsequent interim period prior to its appointment as New Accounting Firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

16.1	Letter from AJSH & CO LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5th, 2017

Emerald Data Inc.

/s/ Veng Kung Lun
By:	Veng Kung Lun, CEO

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